NEWPORT GREATER CHINA FUND
                   NEWPORT GREATER CHINA FUND, CLASS Z SHARES

                           Supplement to Prospectuses

Until further notice, Newport Greater China Fund shares may be purchased only by current shareholders, employees of Colonial Management Associates, Inc. and its affiliates, and shareholders of other mutual funds distributed by Liberty
Financial Investments Inc., including funds advised by Colonial Management Associates, Inc., Stein Roe & Farnham Incorporated and Newport Fund Management, Inc.






GC-36/335E-1097                     October 27, 1997